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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-22349 and File No. 333-31219.

                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 26, 1998